PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED (DESIGNATED BY AN ASTERISK (*)
     AND WHITE SPACE) AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
                     DATED AUGUST 4, 1998; FILE NO. 0-15609

AMENDMENT TO THE VIRACEPT (Nelfinavir Mesylate) LICENSE AGREEMENT


     This Amendment ("Amendment") to the VIRACEPT (Nelfinavir Mesylate) License Agreement ("the Agreement"), effective as of this 1st day of May, 1998 ("Effective Date"), is between Agouron Pharmaceuticals, Inc., a corporation duly organized and existing under the laws of the state of California, having a principal place of business at 10350 North Torrey Pines Road, La Jolla, California, United States of America (hereinafter referred to as "Agouron"), Japan Tobacco Inc., a corporation duly organized and existing under the laws of Japan, having its principal place of business at JT Building, 2-1, Toranomon
2-chome,  Minato-ku,  Tokyo,  Japan  (hereinafter  referred  to  as  "JT"),  and
F. Hoffmann-La Roche Ltd, a corporation duly organized and existing under the laws of Switzerland, having its principal place of business at CH-4002-Basel, Switzerland (hereinafter referred to as "Roche"). Agouron, JT and Roche are each sometimes hereinafter referred to as a party (collectively "parties"). The parties for good and valuable consideration hereby agree as follows:

                                 RECITALS

1.   Background

     1.01 All capitalized terms, except as expressly otherwise defined herein, shall have the meanings set forth in the Agreement.

     1.02 Agouron, JT and Roche entered into a Letter of Intent on January 17, 1997 and the VIRACEPT (nelfinavir mesylate) License Agreement dated for reference purposes only June 30, 1997, under which Agouron and JT granted, and Roche received, a license in the Licensed Territory to use, offer for sale, sell and/or import Products in the Field under applicable Agouron/JT Patent Rights and Development Program Patent Rights and using applicable Agouron/JT Technology, Roche Technology and Development Program Technology.

     1.03  Roche has  certain  capacities  to  manufacture  Compound  as well as formulate Product. Roche has informed Agouron and JT of its desire to manufacture Compound and formulate Product to be sold and/or distributed in the Licensed Territory with such Roche manufacturing and formulating responsibilities to be phased-in over an agreed-to period of time.

     1.04 The parties, in accordance with the provisions of Section 4.04(f) of the Agreement, have discussed in good faith an arrangement under which Roche could be the manufacturer of Compound and the formulator of Product to be sold and/or distributed in the Licensed Territory.

     1.05 Agouron and JT under certain conditions are willing to grant Roche certain rights to manufacture Compound and formulate Product to be sold and/or distributed in the Licensed Territory.

     1.06     *

     1.07      *







     1.08  To  effect  the  preceding  and  clarify  the  parties'   rights  and
obligations under the Agreement, the parties wish to amend the Agreement as provided below.

                              AMENDMENT

2.   Grant of Rights to Roche

     2.01     *








     2.02     *







     2.03     *

     2.04 Except as otherwise specifically provided in the Agreement, *





















     2.05 All licenses granted Roche in this Amendment in a country shall become
*

     2.06 Roche shall not have the right to use *



 3.  Limitations

     3.01 Roche's rights to manufacture Compound and formulate Product shall *











     3.02     *

     (a)      *





     (b)      *



     (c)      *



































     (d)      *

     3.03     *

4.   Markup

     4.01 For the rights granted pursuant to the provisions of Paragraphs 2.01-2.04, *















5.   License grant to Agouron and JT

     5.01 Roche grants Agouron and JT *







     5.02 For the rights granted pursuant to the provisions of Paragraph 5.01, *












     5.03     *

6.   Exchange of Information

     6.01 Immediately after execution of this Amendment by the parties, and on an ongoing basis thereafter, *









7.   Supply obligations

     7.01 *









     7.02 *













     7.03 *


      (a)  *





      (b) *

     (c)  *





     (d)  *









     (e)  *












     (f)  *







     7.04 *

     7.05 *











8.  Schedule 2 of Agreement

     8.01 *















9.   Trademark/Labeling

     9.01 The labeling for any Product to be sold and/or distributed by Roche, *

10.  Remaining Agreement Terms

          10.01 Except as expressly amended by the terms contained in this Amendment, the provisions of the Agreement, as previously amended, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment to the VIRACEPT(TM)(Nelfinavir Mesylate) License Agreement, effective as of the Effective Date.





AGOURON  PHARMACEUTICALS, INC.         JAPAN TOBACCO INC.


By:  /s/ Gary Friedman                  By: /s/ Masakazu Kakei
Name:   Gary Friedman                   Name: Masakazu Kakei
Title:  Corp. Vice President            Title: Executive Director


By:/s/ R. Kent Snyder                   By: /s/ Tatsuya Yoneyama
Name: R. Kent Snyder                    Name: Tatsuya Yoneyama
Title: Sr. Vice President               Title: Vice President, Business Devel.,
                                               Pharmaceuticals Division
F. HOFFMANN-LA ROCHE LTD

By /s/ St. Arnold
Name: St. Arnold
Title: Vice Director

By: /s/ B. Scholl
Name: B. Scholl
Title: Vice Director

                                   SCHEDULE 1



*



                                      S1-1

                                   SCHEDULE 2
                   ROCHE DEMAND SCHEDULE FOR VIRACEPT PRODUCT
*

                                      S2-1

                                   SCHEDULE 2
                   ROCHE DEMAND SCHEDULE FOR VIRACEPT PRODUCT
*

                                      S2-2

                                   SCHEDULE 2
                   ROCHE DEMAND SCHEDULE FOR VIRACEPT PRODUCT
*

                                      S2-3

                                   SCHEDULE 2
                   ROCHE DEMAND SCHEDULE FOR VIRACEPT PRODUCT
*

                                   SCHEDULE 2
                   ROCHE DEMAND SCHEDULE FOR VIRACEPT PRODUCT
*

                                      S2-4

                                   SCHEDULE 2
                   ROCHE DEMAND SCHEDULE FOR VIRACEPT PRODUCT
*

                                      S2-5

                                  ATTACHMENT 1

1.   *

2.   *

3.   *

4.   *

5.   *

6.   *